Exhibit 99.1

In re: Ditech Holding Corporation, et al.	Case No. 19-10412 (JLG)
Debtors	Reporting Period: February 11, 2019 to February 28, 2019
Federal Tax I.D. #13-39050486

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On February 11, 2019 (the “Commencement Date”), Ditech Holding Corporation and its thirteen (13) debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”1, and together with the Debtors’ non-debtor affiliates, the “Company”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption Ditech Holding Corporation, et al., Case No. 19-10412 (JLG), pursuant to an order entered by the Bankruptcy Court on February 13, 2019 (ECF No. 50).

On February 27, 2019, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) (ECF No. 127). The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Report (“MOR”).

1.

Basis of Presentation. This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee.

The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. The financial statements represent the financial condition and results of operations of the Company, which includes the Debtors and their non-Debtor affiliates. The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary,unaudited, and subject to change. The financial statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) as it applies to debtors in possession. The preparation of the financial statements require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are Ditech Holding Corporation (0486); DF Insurance Agency LLC (6918); Ditech Financial LLC (5868); Green Tree Credit LLC (5864); Green Tree Credit Solutions LLC (1565); Green Tree Insurance Agency of Nevada, Inc. (7331); Green Tree Investment Holdings III LLC (1008); Green Tree Servicing Corp. (3552); Marix Servicing LLC (6101); Mortgage Asset Systems, LLC (8148); REO Management Solutions, LLC (7787); Reverse Mortgage Solutions, Inc. (2274); Walter Management Holding Company LLC (9818); and Walter Reverse Acquisition LLC (8837). The Debtors’ principal offices are located at 1100 Virginia Drive, Suite 100, Fort Washington, Pennsylvania 19034.

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: February 11, 2019 to February 28, 2019 Federal Tax I.D. #13-39050486

date of the financial statements and income and expenses during the reporting period. In developing these estimates and assumptions, management used available evidence at the time of the financial statements, including the Debtor’ books and records. Because of uncertainties associated with estimating the amounts, timing and likelihood of possible outcomes, actual results could differ from our estimates and such differences may be material.

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. In preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein, to the extent necessary.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period. The reporting period of this MOR is February 11, 2019 through February 28, 2019, other than with respect to MOR-2 and MOR-3. MOR-2 and MOR-3 reflect activity from February 1, 2019 through February 28, 2019.

3.

Consolidated Entity Accounts Payable and Disbursements Systems. In the ordinary course of business, the Debtors utilize an integrated, centralized cash management system to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Cash Management System is similar to cash management systems used by other large mortgage lending and servicing businesses. The Cash Management System enables the Debtors to operate each segment of the Company’s business efficiently and provides a seamless accounting function across all entities in a single location, reducing banking expenses, permitting prompt and accurate liquidity tracking, and allowing accurate intercompany allocations and transfers.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On February 11, 2019, the Debtors filed the Debtors’ Motion for Interim and Final Orders (A) Authorizing Debtors to Enter into Repurchase Agreement Facilities, Servicer Advance Facilities and Related Documents; (B) Authorizing Debtors to Sell Mortgage Loans and Servicer Advance Receivables in the Ordinary Course of Business; (C) Granting Back-Up Liens and Superpriority Administrative Expense Claims; (D) Authorizing Use of Cash Collateral and Granting Adequate Protection; (E) Modifying the Automatic Stay; (F) Scheduling a Final Hearing; and (G) Granting Related Relief (ECF No. 26) (the “DIP Motion”) to refinance all of their prepetition warehouse and advance facilities, which provides the Debtors up to $1.9 billion in liquidity. The interim order granting the relief requested in the DIP Motion was entered on February 13, 2019 (ECF No. 53).

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: February 11, 2019 to February 28, 2019 Federal Tax I.D. #13-39050486

6.

Payment of Prepetition Claims Pursuant to Court Orders. At the outset of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain prepetition (a) employee wages, salaries and other compensation and benefits; (b) insurance obligations; (c) taxes, fees, and assessments; and (d) obligations related to the use of the Debtors’ cash management system, among other things. On March 14, 2019, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis.[2] To the extent any payments were made in the reporting period on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.

Notes to MOR-la: Although payment of prepetition claims is generally not permitted, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of the Debtors’ business and assets. The Debtors have paid and continue to pay undisputed post petition obligations in the ordinary course of business. Intercompany transactions are excluded from this report.

b.

Notes to MOR-1b: Bank reconciliations for the sixteen (16) operating accounts included in “Cash and Cash Equivalents” are attached to this MOR. The Debtors affirm that reconciliations for custodial and other bank accounts that are on the balance sheet are prepared and maintained by the Debtors on a monthly basis. As the Debtors maintain 1,180 custodial accounts, attaching bank reconciliations would be administratively burdensome. The Debtors can provide reconciliations upon request.

c.

Notes to MOR-1c: All amounts listed are the bank balances as of the date in the respective footnote on MOR 1c. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon written request.

[2]	A hearing to approve final relief with respect to the Debtors’ postpetition financing and cash management system is currently scheduled for April 11, 2019.

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: February 11, 2019 to February 28, 2019 Federal Tax I.D. #13-39050486

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

e.

Notes to MOR-2: The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

f.	Notes to MOR-3: This information is based on unaudited information, which may not reconcile to the Debtors’ final consolidated financial statements for the reporting period.

Liabilities subject to compromise represent amounts that may be included in the Debtors’ Schedule of Assets and Liabilities (collectively, the “Schedules”) as filed on March 27, 2019 and correspond to amounts recorded in the Debtors’ books and records thereafter. These amounts have been adjusted to exclude the guarantee obligations in connection with the Debtors’ secured debt as well as other contingent, unliquidated, and/or disputed amounts included in the Schedules.

Accounts payable accruals may include invoices that had not been evaluated as liabilities subject to compromise as of month end. In this MOR, these amounts are assumed to be postpetition obligations, pending the Debtors’ normal-course invoice processing assessment.

The Debtors have sought to allocate liabilities between the prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between the prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate. Accrued liabilities have not yet been evaluated as liabilities subject to compromise and are subject to material change.

g.

Notes to MOR-4: Due to the size and detail of the Debtors’ tax records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

In re: Ditech Holding Corporation, et al. Debtors	Case No. 19-10412 (JLG) Reporting Period: February 11, 2019 to February 28, 2019 Federal Tax I.D. #13-39050486

h.

Notes to MOR-6: During the reporting period, the Debtors were current on postpetition payables, taking into consideration pending credits, adjustments, and disputes that arise in the ordinary course of business.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: DITECH HOLDING CORPORATION, et al.,	Case No.: 19-10412-JLG
Debtors	Reporting Period February 11, 2019 to February 28, 2019

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	Yes	—
Bank Account Balances	MOR-1b	Yes	—
Consolidated Statement of Operations	MOR-2	Yes	—
Consolidated Balance Sheet	MOR-3	Yes	—
Schedule of Post-petition Taxes	MOR-4	Yes	—
Schedule of Retained Restructuring Professional Fees	MOR-5	Yes	—
Debtor Questionnaire	MOR-6	Yes	—

This Monthly Operating Report has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with GAAP.

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Gerald A. Lombardo	March 29, 2019
Signature of Authorized Individual*	Date

Gerald A. Lombardo, Chief Financial Officer	March 29, 2019
Printed Name of Authorized Individual	Date

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation.

MOR

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS ($)

Case No.	Debtor Entity Name:	Net Receipts [1]	Net Disbursements [2]
19-10411	Green Tree Credit LLC	—	$—
19-10412	Ditech Holding Corporation	—	(175,000)
19-10413	DF Insurance Agency, LLC	—	0
19-10414	Ditech Financial LLC	—	(3,880,835)
19-10415	Green Tree Credit Solutions LLC	—	0
19-10416	Green Tree Insurance Agency of Nevada, Inc.	—	0
19-10417	Green Tree Investment Holdings III LLC	—	0
19-10418	Green Tree Servicing Corp.	—	0
19-10419	Marix Servicing LLC	—	0
19-10420	Mortgage Asset Systems, LLC	—	0
19-10421	REO Management Solutions, LLC	—	0
19-10422	Reverse Mortgage Solutions, Inc.	—	(15,806,222)
19-10423	Walter Management Holding Company LLC	—	0
19-10424	Walter Reverse Acquisition LLC	—	0

Totals:		$127,085,866	$(19,862,057)

Footnotes

1)	The Net Disbursements exclude intercompany transactions among Debtors and non-Debtors
2)	The Net Receipts exclude intercompany transactions among Debtors and non-Debtors

Mor-1a

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	5011	Operating	8,443,363
Ditech Financial LLC	Citibank	5118	Operating	45,609,324
Ditech Financial LLC	Citibank	5177	Operating	18,785,188
DF Insurance Agency LLC	Citibank	8175	Operating	—
Ditech Holding Corporation	Citibank	8183	Operating	421,018
Ditech Financial LLC	Wells Fargo Bank NA	4001	Operating	22,242,701
Reverse Mortgage Solutions, Inc	Texas Capital Bank	0966	Operating	100,012
Reverse Mortgage Solutions, Inc	Texas Capital Bank	1223	Operating	137,579
Mortgage Asset Systems LLC	Wells Fargo Bank NA	0340	Operating	73,819
REO Management Solutions, LLC	Wells Fargo Bank NA	0698	Operating	—
REO Management Solutions, LLC	Wells Fargo Bank NA	8797	Operating	895,673
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0415	Operating	88,409,273
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0970	Operating	18,000,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7250	Operating	16,941,237
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7766	Operating	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8212	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	0168	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	2213	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	6249	Operating	—
Ditech Financial LLC	Bank of New York, Mellon	7652	Operating	5,259,050
Ditech Financial LLC	Bank of New York, Mellon	9014	Operating	53,028
Ditech Financial LLC	Bank of New York, Mellon	3686	Custodial	659,043
Ditech Financial LLC	Bank of New York, Mellon	4454	Custodial	178,393
Ditech Financial LLC	Bank of New York, Mellon	4500	Custodial	93,671
Ditech Financial LLC	Bank of New York, Mellon	6380	Custodial	269,387
Ditech Financial LLC	Bank of New York, Mellon	6381	Custodial	1
Ditech Financial LLC	Bank of New York, Mellon	6382	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	6383	Custodial	441,107
Ditech Financial LLC	Bank of New York, Mellon	6384	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	6385	Custodial	976
Ditech Financial LLC	Bank of New York, Mellon	6386	Custodial	268,321
Ditech Financial LLC	Bank of New York, Mellon	6387	Custodial	289,071
Ditech Financial LLC	Bank of New York, Mellon	6388	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	6389	Custodial	699,175
Ditech Financial LLC	Bank of New York, Mellon	6390	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	6391	Custodial	941,866
Ditech Financial LLC	Bank of New York, Mellon	6392	Custodial	0
Ditech Financial LLC	Bank of New York, Mellon	5462	Custodial	1,126,559
Ditech Financial LLC	Bank of New York, Mellon	5463	Custodial	1,613,361
Ditech Financial LLC	Bank of New York, Mellon	5464	Custodial	230,591
Ditech Financial LLC	Bank of New York, Mellon	1604	Custodial	1
Ditech Financial LLC	Bank of New York, Mellon	1607	Custodial	810,651
Ditech Financial LLC	Bank of New York, Mellon	1624	Custodial	795,655
Ditech Financial LLC	Bank of New York, Mellon	1627	Custodial	1
Ditech Financial LLC	Bank of New York, Mellon	3028	Custodial	3,000,000
Ditech Financial LLC	Bank of New York, Mellon	3029	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	3750	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	3751	Custodial	39,754
Ditech Financial LLC	Bank of New York, Mellon	3752	Custodial	297,641
Ditech Financial LLC	Bank of New York, Mellon	3753	Custodial	628,613
Ditech Financial LLC	Bank of New York, Mellon	3754	Custodial	1,886
Ditech Financial LLC	Bank of New York, Mellon	3755	Custodial	552,665
Ditech Financial LLC	Bank of New York, Mellon	3773	Custodial	558,697
Ditech Financial LLC	Bank of New York, Mellon	3774	Custodial	127,551
Ditech Financial LLC	Bank of New York, Mellon	4097	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4098	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4101	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4103	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4105	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4106	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4107	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4108	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4109	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4114	Custodial	856,073
Ditech Financial LLC	Bank of New York, Mellon	4115	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4116	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4118	Custodial	611,032
Ditech Financial LLC	Bank of New York, Mellon	4119	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4121	Custodial	703,111
Ditech Financial LLC	Bank of New York, Mellon	4122	Custodial	986,494
Ditech Financial LLC	Bank of New York, Mellon	4124	Custodial	130
Ditech Financial LLC	Bank of New York, Mellon	4125	Custodial	476,702
Ditech Financial LLC	Bank of New York, Mellon	4127	Custodial	1,228,303
Ditech Financial LLC	Bank of New York, Mellon	4130	Custodial	516,366
Ditech Financial LLC	Bank of New York, Mellon	4131	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4132	Custodial	143,912
Ditech Financial LLC	Bank of New York, Mellon	4133	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4134	Custodial	537,423
Ditech Financial LLC	Bank of New York, Mellon	4136	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4137	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4138	Custodial	215,044

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Bank of New York, Mellon	4139	Custodial	244,376
Ditech Financial LLC	Bank of New York, Mellon	4140	Custodial	9,585,048
Ditech Financial LLC	Bank of New York, Mellon	4142	Custodial	182,203
Ditech Financial LLC	Bank of New York, Mellon	4143	Custodial	1,135,455
Ditech Financial LLC	Bank of New York, Mellon	4144	Custodial	27,005,942
Ditech Financial LLC	Bank of New York, Mellon	4435	Custodial	661,019
Ditech Financial LLC	Bank of New York, Mellon	4436	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4639	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4641	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4642	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4726	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4727	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4728	Custodial	279,545
Ditech Financial LLC	Bank of New York, Mellon	5713	Custodial	311,518
Ditech Financial LLC	Bank of New York, Mellon	5714	Custodial	7,365,609
Ditech Financial LLC	Bank of New York, Mellon	5715	Custodial	500,000
Ditech Financial LLC	Bank of New York, Mellon	5727	Custodial	135,170
Ditech Financial LLC	Bank of New York, Mellon	0376	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0377	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0378	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0379	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0380	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0381	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0382	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0383	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0384	Custodial	750,333
Ditech Financial LLC	Bank of New York, Mellon	0385	Custodial	68,688
Ditech Financial LLC	Bank of New York, Mellon	0386	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0387	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0388	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0389	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0390	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	0391	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5801	Custodial	751,062
Ditech Financial LLC	Bank of New York, Mellon	5802	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5803	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5804	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5911	Custodial	571,279
Ditech Financial LLC	Bank of New York, Mellon	5912	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5914	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	5917	Custodial	—
Ditech Financial LLC	Bank of New York, Mellon	4167	Custodial	432,446
Ditech Financial LLC	Bank of New York, Mellon	5244	Custodial	480,337
Ditech Financial LLC	Citibank	5038	Custodial	—
Ditech Financial LLC	Citibank	5046	Custodial	—
Ditech Financial LLC	Citibank	5054	Custodial	—
Ditech Financial LLC	Citibank	5062	Custodial	—
Ditech Financial LLC	Citibank	5089	Custodial	—
Ditech Financial LLC	Citibank	5097	Custodial	1,272,978
Ditech Financial LLC	Citibank	5126	Custodial	—
Ditech Financial LLC	Citibank	5134	Custodial	66,954
Ditech Financial LLC	Citibank	5142	Custodial	10
Ditech Financial LLC	Citibank	5169	Custodial	98,563
Ditech Financial LLC	Citibank	5185	Custodial	—
Ditech Financial LLC	Citibank	5193	Custodial	—
Ditech Financial LLC	Citibank	5206	Custodial	—
Ditech Financial LLC	Citibank	5214	Custodial	—
Ditech Financial LLC	Citibank	5222	Custodial	131,353,328
Ditech Financial LLC	Citibank	5249	Custodial	350,712
Ditech Financial LLC	Citibank	5257	Custodial	52,629
Ditech Financial LLC	Citibank	5265	Custodial	383,721
Ditech Financial LLC	Citibank	5273	Custodial	323,391
Ditech Financial LLC	Citibank	5281	Custodial	1,599,030
Ditech Financial LLC	Citibank	5329	Custodial	—
Ditech Financial LLC	Citibank	5337	Custodial	417
Ditech Financial LLC	Citibank	5345	Custodial	—
Ditech Financial LLC	Citibank	5353	Custodial	—
Ditech Financial LLC	Citibank	5361	Custodial	123,117
Ditech Financial LLC	Citibank	5388	Custodial	—
Ditech Financial LLC	Citibank	5396	Custodial	14,422
Ditech Financial LLC	Citibank	5409	Custodial	—
Ditech Financial LLC	Citibank	5417	Custodial	—
Ditech Financial LLC	Citibank	5425	Custodial	—
Ditech Financial LLC	Citibank	5433	Custodial	—
Ditech Financial LLC	Citibank	5441	Custodial	—
Ditech Financial LLC	Citibank	5468	Custodial	151,634
Ditech Financial LLC	Citibank	5476	Custodial	1,299
Ditech Financial LLC	Citibank	5484	Custodial	325,352
Ditech Financial LLC	Citibank	5492	Custodial	—
Ditech Financial LLC	Citibank	5505	Custodial	11,862
Ditech Financial LLC	Citibank	5513	Custodial	98,450

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	5521	Custodial	2,268,452
Ditech Financial LLC	Citibank	5548	Custodial	—
Ditech Financial LLC	Citibank	5556	Custodial	9,438
Ditech Financial LLC	Citibank	5564	Custodial	4,912
Ditech Financial LLC	Citibank	5572	Custodial	467,586
Ditech Financial LLC	Citibank	5599	Custodial	—
Ditech Financial LLC	Citibank	5601	Custodial	25,286
Ditech Financial LLC	Citibank	5628	Custodial	2,635,936
Ditech Financial LLC	Citibank	5636	Custodial	60
Ditech Financial LLC	Citibank	5644	Custodial	—
Ditech Financial LLC	Citibank	5679	Custodial	—
Ditech Financial LLC	Citibank	5687	Custodial	74,135
Ditech Financial LLC	Citibank	5695	Custodial	185,696
Ditech Financial LLC	Citibank	5708	Custodial	1,166,226
Ditech Financial LLC	Citibank	5716	Custodial	—
Ditech Financial LLC	Citibank	5724	Custodial	290,703
Ditech Financial LLC	Citibank	5732	Custodial	11,589
Ditech Financial LLC	Citibank	5759	Custodial	786,316
Ditech Financial LLC	Citibank	5767	Custodial	—
Ditech Financial LLC	Citibank	5775	Custodial	4,269
Ditech Financial LLC	Citibank	5783	Custodial	—
Ditech Financial LLC	Citibank	5791	Custodial	1,990,997
Ditech Financial LLC	Citibank	5804	Custodial	101
Ditech Financial LLC	Citibank	5812	Custodial	3,232,923
Ditech Financial LLC	Citibank	5839	Custodial	3,446
Ditech Financial LLC	Citibank	5847	Custodial	886,838
Ditech Financial LLC	Citibank	5855	Custodial	—
Ditech Financial LLC	Citibank	5863	Custodial	—
Ditech Financial LLC	Citibank	5871	Custodial	1,176
Ditech Financial LLC	Citibank	5898	Custodial	—
Ditech Financial LLC	Citibank	5919	Custodial	—
Ditech Financial LLC	Citibank	5927	Custodial	342,648
Ditech Financial LLC	Citibank	5935	Custodial	2,364,971
Ditech Financial LLC	Citibank	5943	Custodial	24,176
Ditech Financial LLC	Citibank	5951	Custodial	1,046
Ditech Financial LLC	Citibank	5978	Custodial	—
Ditech Financial LLC	Citibank	5986	Custodial	710
Ditech Financial LLC	Citibank	5994	Custodial	518,107
Ditech Financial LLC	Citibank	6006	Custodial	—
Ditech Financial LLC	Citibank	6014	Custodial	77,564
Ditech Financial LLC	Citibank	6022	Custodial	—
Ditech Financial LLC	Citibank	6049	Custodial	—
Ditech Financial LLC	Citibank	6057	Custodial	—
Ditech Financial LLC	Citibank	6065	Custodial	1,664
Ditech Financial LLC	Citibank	6073	Custodial	375,883
Ditech Financial LLC	Citibank	6081	Custodial	869,546
Ditech Financial LLC	Citibank	6102	Custodial	—
Ditech Financial LLC	Citibank	6129	Custodial	490,447
Ditech Financial LLC	Citibank	6137	Custodial	—
Ditech Financial LLC	Citibank	6145	Custodial	295,674
Ditech Financial LLC	Citibank	6153	Custodial	—
Ditech Financial LLC	Citibank	6161	Custodial	55,261
Ditech Financial LLC	Citibank	6188	Custodial	—
Ditech Financial LLC	Citibank	6196	Custodial	3,999
Ditech Financial LLC	Citibank	6209	Custodial	2,115,409
Ditech Financial LLC	Citibank	6217	Custodial	2,360,247
Ditech Financial LLC	Citibank	6225	Custodial	266,437
Ditech Financial LLC	Citibank	6233	Custodial	1,325
Ditech Financial LLC	Citibank	6241	Custodial	203,121
Ditech Financial LLC	Citibank	6268	Custodial	170
Ditech Financial LLC	Citibank	6276	Custodial	333
Ditech Financial LLC	Citibank	6284	Custodial	2,166
Ditech Financial LLC	Citibank	6292	Custodial	2,187
Ditech Financial LLC	Citibank	6305	Custodial	1,115
Ditech Financial LLC	Citibank	6313	Custodial	24,642
Ditech Financial LLC	Citibank	6321	Custodial	18,061
Ditech Financial LLC	Citibank	6348	Custodial	36,819
Ditech Financial LLC	Citibank	6356	Custodial	—
Ditech Financial LLC	Citibank	6364	Custodial	49,093
Ditech Financial LLC	Citibank	6372	Custodial	122,156
Ditech Financial LLC	Citibank	6399	Custodial	4,985
Ditech Financial LLC	Citibank	6401	Custodial	10,553
Ditech Financial LLC	Citibank	6428	Custodial	564,260
Ditech Financial LLC	Citibank	6436	Custodial	356,733
Ditech Financial LLC	Citibank	6444	Custodial	562,625
Ditech Financial LLC	Citibank	6452	Custodial	414,867
Ditech Financial LLC	Citibank	6479	Custodial	274,885
Ditech Financial LLC	Citibank	6487	Custodial	16,190
Ditech Financial LLC	Citibank	6495	Custodial	201,197
Ditech Financial LLC	Citibank	6508	Custodial	601,623
Ditech Financial LLC	Citibank	6516	Custodial	8,733

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	6524	Custodial	268,586
Ditech Financial LLC	Citibank	6532	Custodial	45,523
Ditech Financial LLC	Citibank	6559	Custodial	140,695
Ditech Financial LLC	Citibank	6567	Custodial	—
Ditech Financial LLC	Citibank	6575	Custodial	20,095
Ditech Financial LLC	Citibank	6583	Custodial	25,487
Ditech Financial LLC	Citibank	6591	Custodial	650,566
Ditech Financial LLC	Citibank	6604	Custodial	20,719
Ditech Financial LLC	Citibank	6612	Custodial	116,002
Ditech Financial LLC	Citibank	6639	Custodial	12,458
Ditech Financial LLC	Citibank	6647	Custodial	3,404
Ditech Financial LLC	Citibank	6655	Custodial	—
Ditech Financial LLC	Citibank	6663	Custodial	—
Ditech Financial LLC	Citibank	6671	Custodial	—
Ditech Financial LLC	Citibank	6698	Custodial	134,246
Ditech Financial LLC	Citibank	6719	Custodial	693,280
Ditech Financial LLC	Citibank	6727	Custodial	5,911,268
Ditech Financial LLC	Citibank	6735	Custodial	561,514
Ditech Financial LLC	Citibank	6743	Custodial	5,441,481
Ditech Financial LLC	Citibank	6751	Custodial	2,163,331
Ditech Financial LLC	Citibank	6778	Custodial	—
Ditech Financial LLC	Citibank	6786	Custodial	118
Ditech Financial LLC	Citibank	6794	Custodial	54,165
Ditech Financial LLC	Citibank	6807	Custodial	1,617
Ditech Financial LLC	Citibank	6815	Custodial	—
Ditech Financial LLC	Citibank	6823	Custodial	382,222
Ditech Financial LLC	Citibank	6831	Custodial	25
Ditech Financial LLC	Citibank	6858	Custodial	124,069
Ditech Financial LLC	Citibank	6866	Custodial	788,374
Ditech Financial LLC	Citibank	6874	Custodial	1,787
Ditech Financial LLC	Citibank	6882	Custodial	601
Ditech Financial LLC	Citibank	6903	Custodial	—
Ditech Financial LLC	Citibank	6911	Custodial	184,134
Ditech Financial LLC	Citibank	6938	Custodial	—
Ditech Financial LLC	Citibank	6946	Custodial	—
Ditech Financial LLC	Citibank	6954	Custodial	—
Ditech Financial LLC	Citibank	6962	Custodial	1,887
Ditech Financial LLC	Citibank	6989	Custodial	88,765
Ditech Financial LLC	Citibank	6997	Custodial	23
Ditech Financial LLC	Citibank	7009	Custodial	1,843
Ditech Financial LLC	Citibank	7017	Custodial	215,791
Ditech Financial LLC	Citibank	7025	Custodial	—
Ditech Financial LLC	Citibank	7033	Custodial	—
Ditech Financial LLC	Citibank	7041	Custodial	4,344,317
Ditech Financial LLC	Citibank	7068	Custodial	—
Ditech Financial LLC	Citibank	7076	Custodial	—
Ditech Financial LLC	Citibank	7084	Custodial	31
Ditech Financial LLC	Citibank	7092	Custodial	—
Ditech Financial LLC	Citibank	7105	Custodial	—
Ditech Financial LLC	Citibank	7113	Custodial	17,348
Ditech Financial LLC	Citibank	7121	Custodial	—
Ditech Financial LLC	Citibank	7148	Custodial	—
Ditech Financial LLC	Citibank	7156	Custodial	—
Ditech Financial LLC	Citibank	7164	Custodial	—
Ditech Financial LLC	Citibank	7172	Custodial	—
Ditech Financial LLC	Citibank	7199	Custodial	616,887
Ditech Financial LLC	Citibank	7201	Custodial	424,645
Ditech Financial LLC	Citibank	7228	Custodial	913
Ditech Financial LLC	Citibank	7236	Custodial	1,154,560
Ditech Financial LLC	Citibank	7244	Custodial	—
Ditech Financial LLC	Citibank	7279	Custodial	677,176
Ditech Financial LLC	Citibank	7287	Custodial	19,995
Ditech Financial LLC	Citibank	7295	Custodial	—
Ditech Financial LLC	Citibank	7308	Custodial	110
Ditech Financial LLC	Citibank	7316	Custodial	1,586,335
Ditech Financial LLC	Citibank	7324	Custodial	383,029
Ditech Financial LLC	Citibank	7332	Custodial	1,266,405
Ditech Financial LLC	Citibank	7359	Custodial	—
Ditech Financial LLC	Citibank	7367	Custodial	313,916
Ditech Financial LLC	Citibank	7375	Custodial	259,671
Ditech Financial LLC	Citibank	7383	Custodial	450,318
Ditech Financial LLC	Citibank	7391	Custodial	983,699
Ditech Financial LLC	Citibank	7404	Custodial	—
Ditech Financial LLC	Citibank	7412	Custodial	—
Ditech Financial LLC	Citibank	7439	Custodial	—
Ditech Financial LLC	Citibank	7447	Custodial	331,121
Ditech Financial LLC	Citibank	7455	Custodial	200
Ditech Financial LLC	Citibank	7463	Custodial	2,468
Ditech Financial LLC	Citibank	7471	Custodial	—
Ditech Financial LLC	Citibank	7498	Custodial	15,377,863
Ditech Financial LLC	Citibank	7519	Custodial	19,612,456

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	7527	Custodial	688,525
Ditech Financial LLC	Citibank	7535	Custodial	71,422
Ditech Financial LLC	Citibank	7543	Custodial	1,025,007
Ditech Financial LLC	Citibank	7551	Custodial	2,244
Ditech Financial LLC	Citibank	7578	Custodial	4,989,938
Ditech Financial LLC	Citibank	7586	Custodial	365,258
Ditech Financial LLC	Citibank	7594	Custodial	1,240,915
Ditech Financial LLC	Citibank	7607	Custodial	2,787,951
Ditech Financial LLC	Citibank	7615	Custodial	110,814
Ditech Financial LLC	Citibank	7623	Custodial	15,058,323
Ditech Financial LLC	Citibank	7631	Custodial	12,696,133
Ditech Financial LLC	Citibank	7658	Custodial	4,449,466
Ditech Financial LLC	Citibank	7666	Custodial	2,034,764
Ditech Financial LLC	Citibank	7674	Custodial	13,359
Ditech Financial LLC	Citibank	7682	Custodial	17,790
Ditech Financial LLC	Citibank	7703	Custodial	8,490,108
Ditech Financial LLC	Citibank	7711	Custodial	86,211
Ditech Financial LLC	Citibank	7738	Custodial	8,982
Ditech Financial LLC	Citibank	7746	Custodial	9,394
Ditech Financial LLC	Citibank	7754	Custodial	1,520,834
Ditech Financial LLC	Citibank	7762	Custodial	844,572
Ditech Financial LLC	Citibank	7789	Custodial	361,121
Ditech Financial LLC	Citibank	7797	Custodial	19,119
Ditech Financial LLC	Citibank	7818	Custodial	—
Ditech Financial LLC	Citibank	7826	Custodial	689,641
Ditech Financial LLC	Citibank	7834	Custodial	1,625
Ditech Financial LLC	Citibank	7842	Custodial	461
Ditech Financial LLC	Citibank	7869	Custodial	12,918
Ditech Financial LLC	Citibank	7877	Custodial	33,970
Ditech Financial LLC	Citibank	7885	Custodial	910,958
Ditech Financial LLC	Citibank	7893	Custodial	705
Ditech Financial LLC	Citibank	7906	Custodial	3,608,875
Ditech Financial LLC	Citibank	7914	Custodial	304,381
Ditech Financial LLC	Citibank	7922	Custodial	3,163,829
Ditech Financial LLC	Citibank	7949	Custodial	38,885
Ditech Financial LLC	Citibank	7957	Custodial	2,206,413
Ditech Financial LLC	Citibank	7965	Custodial	320,635
Ditech Financial LLC	Citibank	2052	Custodial	10,198
Ditech Financial LLC	Citibank	2079	Custodial	4,398
Ditech Financial LLC	Citibank	2087	Custodial	160,253,122
Ditech Financial LLC	Citibank	2095	Custodial	7,078
Ditech Financial LLC	Citibank	2108	Custodial	412
Ditech Financial LLC	Citibank	2116	Custodial	124,348
Ditech Financial LLC	Citibank	2124	Custodial	9,538,382
Ditech Financial LLC	Citibank	2132	Custodial	3,832,544
Ditech Financial LLC	Citibank	2159	Custodial	—
Ditech Financial LLC	Citibank	2167	Custodial	—
Ditech Financial LLC	Citibank	2175	Custodial	4,712,101
Ditech Financial LLC	Citibank	2183	Custodial	—
Ditech Financial LLC	Citibank	2191	Custodial	—
Ditech Financial LLC	Citibank	2204	Custodial	253,256
Ditech Financial LLC	Citibank	2212	Custodial	136,861
Ditech Financial LLC	Citibank	2239	Custodial	42,063
Ditech Financial LLC	Citibank	2247	Custodial	48,849
Ditech Financial LLC	Citibank	2255	Custodial	1,893
Ditech Financial LLC	Citibank	2263	Custodial	6,396
Ditech Financial LLC	Citibank	2271	Custodial	1,414
Ditech Financial LLC	Citibank	2298	Custodial	40,129
Ditech Financial LLC	Citibank	2319	Custodial	—
Ditech Financial LLC	Citibank	2327	Custodial	—
Ditech Financial LLC	Citibank	2335	Custodial	—
Ditech Financial LLC	Citibank	2343	Custodial	—
Ditech Financial LLC	Citibank	2351	Custodial	743,956
Ditech Financial LLC	Citibank	2757	Custodial	—
Ditech Financial LLC	Citibank	4912	Custodial	3,835,475
Ditech Financial LLC	Citibank	9668	Custodial	25,088,206
Ditech Financial LLC	Citibank	9676	Custodial	55,823,216
Ditech Financial LLC	Citibank	9684	Custodial	—
Ditech Financial LLC	Citibank	9692	Custodial	—
Ditech Financial LLC	Citibank	9705	Custodial	6,740
Ditech Financial LLC	Citibank	9713	Custodial	11,402
Ditech Financial LLC	Citibank	9721	Custodial	2,048
Ditech Financial LLC	Citibank	9748	Custodial	548
Ditech Financial LLC	Citibank	9756	Custodial	26
Ditech Financial LLC	Citibank	9764	Custodial	5
Ditech Financial LLC	Citibank	9772	Custodial	28
Ditech Financial LLC	Citibank	9799	Custodial	1
Ditech Financial LLC	Citibank	6973	Custodial	—
Ditech Financial LLC	Citibank	6981	Custodial	—
Ditech Financial LLC	Citibank	7001	Custodial	84,555,696
Ditech Financial LLC	Citibank	7028	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	7546	Custodial	9,104,794
Ditech Financial LLC	Citibank	7554	Custodial	2,019
Ditech Financial LLC	Citibank	7562	Custodial	2,705
Ditech Financial LLC	EverBank - USA	8080	Custodial	50,107,420
Ditech Financial LLC	EverBank - USA	8099	Custodial	—
Ditech Financial LLC	US Bank - USA	0015	Custodial	—
Ditech Financial LLC	US Bank - USA	0024	Custodial	—
Ditech Financial LLC	US Bank - USA	0111	Custodial	21,652
Ditech Financial LLC	US Bank - USA	0161	Custodial	93,354
Ditech Financial LLC	US Bank - USA	0179	Custodial	3,347
Ditech Financial LLC	US Bank - USA	0305	Custodial	—
Ditech Financial LLC	US Bank - USA	0313	Custodial	—
Ditech Financial LLC	US Bank - USA	0327	Custodial	240
Ditech Financial LLC	US Bank - USA	0486	Custodial	—
Ditech Financial LLC	US Bank - USA	0487	Custodial	—
Ditech Financial LLC	US Bank - USA	0640	Custodial	—
Ditech Financial LLC	US Bank - USA	0657	Custodial	—
Ditech Financial LLC	US Bank - USA	0692	Custodial	—
Ditech Financial LLC	US Bank - USA	0742	Custodial	—
Ditech Financial LLC	US Bank - USA	0837	Custodial	—
Ditech Financial LLC	US Bank - USA	0852	Custodial	—
Ditech Financial LLC	US Bank - USA	0990	Custodial	—
Ditech Financial LLC	US Bank - USA	1006	Custodial	—
Ditech Financial LLC	US Bank - USA	1062	Custodial	—
Ditech Financial LLC	US Bank - USA	1104	Custodial	—
Ditech Financial LLC	US Bank - USA	1208	Custodial	13,714
Ditech Financial LLC	US Bank - USA	1260	Custodial	—
Ditech Financial LLC	US Bank - USA	1278	Custodial	11,623
Ditech Financial LLC	US Bank - USA	1332	Custodial	24,039
Ditech Financial LLC	US Bank - USA	1464	Custodial	—
Ditech Financial LLC	US Bank - USA	1541	Custodial	—
Ditech Financial LLC	US Bank - USA	1605	Custodial	493,685
Ditech Financial LLC	US Bank - USA	1716	Custodial	482,108
Ditech Financial LLC	US Bank - USA	1756	Custodial	—
Ditech Financial LLC	US Bank - USA	1879	Custodial	13,803
Ditech Financial LLC	US Bank - USA	1892	Custodial	—
Ditech Financial LLC	US Bank - USA	1939	Custodial	115
Ditech Financial LLC	US Bank - USA	1955	Custodial	—
Ditech Financial LLC	US Bank - USA	2166	Custodial	—
Ditech Financial LLC	US Bank - USA	2236	Custodial	59,093
Ditech Financial LLC	US Bank - USA	2247	Custodial	12,042
Ditech Financial LLC	US Bank - USA	2437	Custodial	—
Ditech Financial LLC	US Bank - USA	2551	Custodial	—
Ditech Financial LLC	US Bank - USA	2754	Custodial	541,125
Ditech Financial LLC	US Bank - USA	2858	Custodial	—
Ditech Financial LLC	US Bank - USA	2866	Custodial	—
Ditech Financial LLC	US Bank - USA	2874	Custodial	—
Ditech Financial LLC	US Bank - USA	3070	Custodial	24,136
Ditech Financial LLC	US Bank - USA	3118	Custodial	569,496
Ditech Financial LLC	US Bank - USA	3120	Custodial	—
Ditech Financial LLC	US Bank - USA	3142	Custodial	585,764
Ditech Financial LLC	US Bank - USA	3218	Custodial	—
Ditech Financial LLC	US Bank - USA	3226	Custodial	—
Ditech Financial LLC	US Bank - USA	3279	Custodial	11,872
Ditech Financial LLC	US Bank - USA	3287	Custodial	—
Ditech Financial LLC	US Bank - USA	3349	Custodial	—
Ditech Financial LLC	US Bank - USA	3366	Custodial	—
Ditech Financial LLC	US Bank - USA	3374	Custodial	—
Ditech Financial LLC	US Bank - USA	3435	Custodial	688
Ditech Financial LLC	US Bank - USA	3453	Custodial	654,090
Ditech Financial LLC	US Bank - USA	3479	Custodial	201,722
Ditech Financial LLC	US Bank - USA	3596	Custodial	60,123
Ditech Financial LLC	US Bank - USA	3690	Custodial	432
Ditech Financial LLC	US Bank - USA	3762	Custodial	—
Ditech Financial LLC	US Bank - USA	3766	Custodial	7,539
Ditech Financial LLC	US Bank - USA	3794	Custodial	—
Ditech Financial LLC	US Bank - USA	3898	Custodial	83
Ditech Financial LLC	US Bank - USA	3911	Custodial	—
Ditech Financial LLC	US Bank - USA	3915	Custodial	—
Ditech Financial LLC	US Bank - USA	4005	Custodial	694,836
Ditech Financial LLC	US Bank - USA	4013	Custodial	662,976
Ditech Financial LLC	US Bank - USA	4050	Custodial	38,501
Ditech Financial LLC	US Bank - USA	4091	Custodial	—
Ditech Financial LLC	US Bank - USA	4173	Custodial	—
Ditech Financial LLC	US Bank - USA	4253	Custodial	7,131
Ditech Financial LLC	US Bank - USA	4264	Custodial	479
Ditech Financial LLC	US Bank - USA	4327	Custodial	659,113
Ditech Financial LLC	US Bank - USA	4370	Custodial	174,950
Ditech Financial LLC	US Bank - USA	4373	Custodial	334
Ditech Financial LLC	US Bank - USA	4388	Custodial	451,474
Ditech Financial LLC	US Bank - USA	4396	Custodial	543,396

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	4404	Custodial	628,551
Ditech Financial LLC	US Bank - USA	4412	Custodial	520,951
Ditech Financial LLC	US Bank - USA	4420	Custodial	757,540
Ditech Financial LLC	US Bank - USA	4438	Custodial	308,735
Ditech Financial LLC	US Bank - USA	4446	Custodial	—
Ditech Financial LLC	US Bank - USA	4451	Custodial	12,713
Ditech Financial LLC	US Bank - USA	4453	Custodial	—
Ditech Financial LLC	US Bank - USA	4461	Custodial	32,297
Ditech Financial LLC	US Bank - USA	4479	Custodial	—
Ditech Financial LLC	US Bank - USA	4487	Custodial	—
Ditech Financial LLC	US Bank - USA	4495	Custodial	—
Ditech Financial LLC	US Bank - USA	4503	Custodial	—
Ditech Financial LLC	US Bank - USA	4511	Custodial	228,390
Ditech Financial LLC	US Bank - USA	4560	Custodial	—
Ditech Financial LLC	US Bank - USA	4578	Custodial	54,121
Ditech Financial LLC	US Bank - USA	4586	Custodial	9,873
Ditech Financial LLC	US Bank - USA	4594	Custodial	647,108
Ditech Financial LLC	US Bank - USA	4602	Custodial	1,122,032
Ditech Financial LLC	US Bank - USA	4604	Custodial	1,383,633
Ditech Financial LLC	US Bank - USA	4610	Custodial	1,354,686
Ditech Financial LLC	US Bank - USA	4628	Custodial	341,592
Ditech Financial LLC	US Bank - USA	4636	Custodial	2,075,017
Ditech Financial LLC	US Bank - USA	4644	Custodial	617,665
Ditech Financial LLC	US Bank - USA	4784	Custodial	—
Ditech Financial LLC	US Bank - USA	4826	Custodial	—
Ditech Financial LLC	US Bank - USA	4837	Custodial	327
Ditech Financial LLC	US Bank - USA	4891	Custodial	520,116
Ditech Financial LLC	US Bank - USA	4909	Custodial	—
Ditech Financial LLC	US Bank - USA	4917	Custodial	66,355
Ditech Financial LLC	US Bank - USA	4963	Custodial	—
Ditech Financial LLC	US Bank - USA	5315	Custodial	86,942
Ditech Financial LLC	US Bank - USA	5415	Custodial	—
Ditech Financial LLC	US Bank - USA	5423	Custodial	93,166
Ditech Financial LLC	US Bank - USA	5456	Custodial	44,033
Ditech Financial LLC	US Bank - USA	5494	Custodial	1,315,832
Ditech Financial LLC	US Bank - USA	5502	Custodial	262,690
Ditech Financial LLC	US Bank - USA	5851	Custodial	—
Ditech Financial LLC	US Bank - USA	6756	Custodial	20,285
Ditech Financial LLC	US Bank - USA	7084	Custodial	—
Ditech Financial LLC	US Bank - USA	7176	Custodial	481,029
Ditech Financial LLC	US Bank - USA	7313	Custodial	60,834
Ditech Financial LLC	US Bank - USA	7407	Custodial	66,124
Ditech Financial LLC	US Bank - USA	7423	Custodial	34,850
Ditech Financial LLC	US Bank - USA	7431	Custodial	42,045
Ditech Financial LLC	US Bank - USA	7449	Custodial	89,242
Ditech Financial LLC	US Bank - USA	7456	Custodial	164,281
Ditech Financial LLC	US Bank - USA	7464	Custodial	109,737
Ditech Financial LLC	US Bank - USA	7472	Custodial	60,391
Ditech Financial LLC	US Bank - USA	7480	Custodial	41,440
Ditech Financial LLC	US Bank - USA	7532	Custodial	—
Ditech Financial LLC	US Bank - USA	7565	Custodial	662,814
Ditech Financial LLC	US Bank - USA	7594	Custodial	—
Ditech Financial LLC	US Bank - USA	7602	Custodial	324,438
Ditech Financial LLC	US Bank - USA	7655	Custodial	—
Ditech Financial LLC	US Bank - USA	3766	Custodial	697
Ditech Financial LLC	US Bank - USA	7668	Custodial	—
Ditech Financial LLC	US Bank - USA	7812	Custodial	16,872
Ditech Financial LLC	US Bank - USA	7829	Custodial	665,348
Ditech Financial LLC	US Bank - USA	7837	Custodial	636,590
Ditech Financial LLC	US Bank - USA	7845	Custodial	1,311,844
Ditech Financial LLC	US Bank - USA	7960	Custodial	10,991
Ditech Financial LLC	US Bank - USA	7966	Custodial	2,211,680
Ditech Financial LLC	US Bank - USA	7974	Custodial	43,916
Ditech Financial LLC	US Bank - USA	7994	Custodial	—
Ditech Financial LLC	US Bank - USA	8053	Custodial	963,244
Ditech Financial LLC	US Bank - USA	8086	Custodial	5,405
Ditech Financial LLC	US Bank - USA	8087	Custodial	44,476
Ditech Financial LLC	US Bank - USA	8088	Custodial	513
Ditech Financial LLC	US Bank - USA	8094	Custodial	81,971
Ditech Financial LLC	US Bank - USA	8102	Custodial	9,166
Ditech Financial LLC	US Bank - USA	8111	Custodial	550,193
Ditech Financial LLC	US Bank - USA	8129	Custodial	571,359
Ditech Financial LLC	US Bank - USA	8137	Custodial	636,896
Ditech Financial LLC	US Bank - USA	8145	Custodial	518,430
Ditech Financial LLC	US Bank - USA	8200	Custodial	—
Ditech Financial LLC	US Bank - USA	8218	Custodial	—
Ditech Financial LLC	US Bank - USA	8226	Custodial	—
Ditech Financial LLC	US Bank - USA	8234	Custodial	—
Ditech Financial LLC	US Bank - USA	8242	Custodial	—
Ditech Financial LLC	US Bank - USA	8259	Custodial	—
Ditech Financial LLC	US Bank - USA	8267	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	8275	Custodial	—
Ditech Financial LLC	US Bank - USA	8283	Custodial	—
Ditech Financial LLC	US Bank - USA	8291	Custodial	—
Ditech Financial LLC	US Bank - USA	8309	Custodial	—
Ditech Financial LLC	US Bank - USA	8317	Custodial	—
Ditech Financial LLC	US Bank - USA	8325	Custodial	—
Ditech Financial LLC	US Bank - USA	8333	Custodial	—
Ditech Financial LLC	US Bank - USA	8341	Custodial	—
Ditech Financial LLC	US Bank - USA	8358	Custodial	—
Ditech Financial LLC	US Bank - USA	8366	Custodial	—
Ditech Financial LLC	US Bank - USA	8688	Custodial	650
Ditech Financial LLC	US Bank - USA	8694	Custodial	669
Ditech Financial LLC	US Bank - USA	8702	Custodial	—
Ditech Financial LLC	US Bank - USA	8874	Custodial	—
Ditech Financial LLC	US Bank - USA	9056	Custodial	20,293
Ditech Financial LLC	US Bank - USA	9098	Custodial	2,122
Ditech Financial LLC	US Bank - USA	9122	Custodial	4,258
Ditech Financial LLC	US Bank - USA	9130	Custodial	144,422
Ditech Financial LLC	US Bank - USA	9139	Custodial	23,169
Ditech Financial LLC	US Bank - USA	9148	Custodial	94,622
Ditech Financial LLC	US Bank - USA	9155	Custodial	40,971
Ditech Financial LLC	US Bank - USA	9163	Custodial	7,266
Ditech Financial LLC	US Bank - USA	9171	Custodial	29,285
Ditech Financial LLC	US Bank - USA	9189	Custodial	105,210
Ditech Financial LLC	US Bank - USA	9238	Custodial	—
Ditech Financial LLC	US Bank - USA	9253	Custodial	1,065
Ditech Financial LLC	US Bank - USA	9287	Custodial	—
Ditech Financial LLC	US Bank - USA	9371	Custodial	162
Ditech Financial LLC	US Bank - USA	9378	Custodial	—
Ditech Financial LLC	US Bank - USA	9380	Custodial	—
Ditech Financial LLC	US Bank - USA	9447	Custodial	—
Ditech Financial LLC	US Bank - USA	9527	Custodial	—
Ditech Financial LLC	US Bank - USA	9576	Custodial	15,391
Ditech Financial LLC	US Bank - USA	9659	Custodial	—
Ditech Financial LLC	US Bank - USA	9690	Custodial	113,931
Ditech Financial LLC	US Bank - USA	9691	Custodial	—
Ditech Financial LLC	US Bank - USA	9703	Custodial	—
Ditech Financial LLC	US Bank - USA	9729	Custodial	—
Ditech Financial LLC	US Bank - USA	9736	Custodial	—
Ditech Financial LLC	US Bank - USA	9752	Custodial	—
Ditech Financial LLC	US Bank - USA	4675	Custodial	2,691,458
Ditech Financial LLC	US Bank - USA	4677	Custodial	—
Ditech Financial LLC	US Bank - USA	4684	Custodial	—
Ditech Financial LLC	US Bank - USA	8181	Custodial	817,238
Ditech Financial LLC	US Bank - USA	8183	Custodial	—
Ditech Financial LLC	US Bank - USA	2844	Custodial	875,331
Ditech Financial LLC	US Bank - USA	2871	Custodial	2,043,855
Ditech Financial LLC	US Bank - USA	8296	Custodial	685,540
Ditech Financial LLC	US Bank - USA	8321	Custodial	1,645,961
Ditech Financial LLC	US Bank - USA	1743	Custodial	1,413,491
Ditech Financial LLC	US Bank - USA	1752	Custodial	832,247
Ditech Financial LLC	US Bank - USA	9000	Custodial	—
Ditech Financial LLC	US Bank - USA	9001	Custodial	—
Ditech Financial LLC	US Bank - USA	9002	Custodial	—
Ditech Financial LLC	US Bank - USA	4000	Custodial	283,539
Ditech Financial LLC	US Bank - USA	4001	Custodial	6,833
Ditech Financial LLC	US Bank - USA	4002	Custodial	—
Ditech Financial LLC	US Bank - USA	4003	Custodial	—
Ditech Financial LLC	US Bank - USA	0000	Custodial	55,942
Ditech Financial LLC	US Bank - USA	0001	Custodial	10,000
Ditech Financial LLC	US Bank - USA	0002	Custodial	—
Ditech Financial LLC	US Bank - USA	0003	Custodial	—
Ditech Financial LLC	US Bank - USA	2000	Custodial	—
Ditech Financial LLC	US Bank - USA	2000	Custodial	19
Ditech Financial LLC	US Bank - USA	7000	Custodial	—
Ditech Financial LLC	US Bank - USA	6000	Custodial	—
Ditech Financial LLC	US Bank - USA	0000	Custodial	—
Ditech Financial LLC	US Bank - USA	0001	Custodial	—
Ditech Financial LLC	US Bank - USA	0002	Custodial	—
Ditech Financial LLC	US Bank - USA	0003	Custodial	—
Ditech Financial LLC	US Bank - USA	0004	Custodial	—
Ditech Financial LLC	US Bank - USA	8000	Custodial	—
Ditech Financial LLC	US Bank - USA	9000	Custodial	1,456
Ditech Financial LLC	US Bank - USA	0000	Custodial	379,417
Ditech Financial LLC	US Bank - USA	0010	Custodial	276,917
Ditech Financial LLC	US Bank - USA	0020	Custodial	276,165
Ditech Financial LLC	US Bank - USA	0030	Custodial	213,904
Ditech Financial LLC	US Bank - USA	0040	Custodial	329,125
Ditech Financial LLC	US Bank - USA	0050	Custodial	409,179
Ditech Financial LLC	US Bank - USA	0060	Custodial	322,940
Ditech Financial LLC	US Bank - USA	0070	Custodial	348,159

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	0080	Custodial	549,690
Ditech Financial LLC	US Bank - USA	0090	Custodial	325,016
Ditech Financial LLC	US Bank - USA	0100	Custodial	609,578
Ditech Financial LLC	US Bank - USA	0110	Custodial	372,346
Ditech Financial LLC	US Bank - USA	0120	Custodial	492,467
Ditech Financial LLC	US Bank - USA	0130	Custodial	815,254
Ditech Financial LLC	US Bank - USA	0140	Custodial	416,689
Ditech Financial LLC	US Bank - USA	0150	Custodial	511,223
Ditech Financial LLC	US Bank - USA	0160	Custodial	1,010,482
Ditech Financial LLC	US Bank - USA	0660	Custodial	429
Ditech Financial LLC	US Bank - USA	2020	Custodial	0
Ditech Financial LLC	US Bank - USA	3540	Custodial	2,087
Ditech Financial LLC	US Bank - USA	5610	Custodial	18,568
Ditech Financial LLC	US Bank - USA	7200	Custodial	12,130
Ditech Financial LLC	US Bank - USA	8750	Custodial	28,042
Ditech Financial LLC	US Bank - USA	9280	Custodial	15,710
Ditech Financial LLC	US Bank - USA	9440	Custodial	27,742
Ditech Financial LLC	US Bank - USA	9820	Custodial	17,336
Ditech Financial LLC	US Bank - USA	9940	Custodial	—
Ditech Financial LLC	US Bank - USA	0310	Custodial	28,762
Ditech Financial LLC	US Bank - USA	8340	Custodial	—
Ditech Financial LLC	US Bank - USA	8360	Custodial	29,687
Ditech Financial LLC	US Bank - USA	8890	Custodial	25,233
Ditech Financial LLC	US Bank - USA	9600	Custodial	—
Ditech Financial LLC	US Bank - USA	9620	Custodial	54,587
Ditech Financial LLC	US Bank - USA	0180	Custodial	106,441
Ditech Financial LLC	US Bank - USA	0600	Custodial	—
Ditech Financial LLC	US Bank - USA	0950	Custodial	119,792
Ditech Financial LLC	US Bank - USA	1630	Custodial	219,271
Ditech Financial LLC	US Bank - USA	2230	Custodial	238
Ditech Financial LLC	US Bank - USA	2240	Custodial	122,623
Ditech Financial LLC	US Bank - USA	2960	Custodial	181,285
Ditech Financial LLC	US Bank - USA	3480	Custodial	226,943
Ditech Financial LLC	US Bank - USA	3950	Custodial	3,586
Ditech Financial LLC	US Bank - USA	4000	Custodial	194,733
Ditech Financial LLC	US Bank - USA	5860	Custodial	2,614
Ditech Financial LLC	US Bank - USA	7250	Custodial	0
Ditech Financial LLC	US Bank - USA	9380	Custodial	—
Ditech Financial LLC	US Bank - USA	9385	Custodial	—
Ditech Financial LLC	US Bank - USA	9530	Custodial	12,635
Ditech Financial LLC	US Bank - USA	1460	Custodial	—
Ditech Financial LLC	US Bank - USA	1465	Custodial	—
Ditech Financial LLC	US Bank - USA	1800	Custodial	13,127
Ditech Financial LLC	US Bank - USA	3700	Custodial	29,297
Ditech Financial LLC	US Bank - USA	3710	Custodial	—
Ditech Financial LLC	US Bank - USA	3716	Custodial	—
Ditech Financial LLC	US Bank - USA	5490	Custodial	—
Ditech Financial LLC	US Bank - USA	5493	Custodial	—
Ditech Financial LLC	US Bank - USA	6870	Custodial	11,133
Ditech Financial LLC	US Bank - USA	7530	Custodial	16,533
Ditech Financial LLC	US Bank - USA	9300	Custodial	39,579
Ditech Financial LLC	US Bank - USA	0470	Custodial	532,812
Ditech Financial LLC	US Bank - USA	1810	Custodial	7,517
Ditech Financial LLC	US Bank - USA	1816	Custodial	—
Ditech Financial LLC	US Bank - USA	1960	Custodial	136,682
Ditech Financial LLC	US Bank - USA	2050	Custodial	834,813
Ditech Financial LLC	US Bank - USA	2580	Custodial	199,592
Ditech Financial LLC	US Bank - USA	4000	Custodial	302,106
Ditech Financial LLC	US Bank - USA	4350	Custodial	33,274
Ditech Financial LLC	US Bank - USA	5130	Custodial	251,327
Ditech Financial LLC	US Bank - USA	5980	Custodial	48,971
Ditech Financial LLC	US Bank - USA	5990	Custodial	224,008
Ditech Financial LLC	US Bank - USA	6770	Custodial	171,379
Ditech Financial LLC	US Bank - USA	6810	Custodial	1
Ditech Financial LLC	US Bank - USA	6812	Custodial	—
Ditech Financial LLC	US Bank - USA	7430	Custodial	300,027
Ditech Financial LLC	US Bank - USA	8770	Custodial	417,227
Ditech Financial LLC	US Bank - USA	8790	Custodial	—
Ditech Financial LLC	US Bank - USA	0920	Custodial	622,967
Ditech Financial LLC	US Bank - USA	2680	Custodial	394,080
Ditech Financial LLC	US Bank - USA	3910	Custodial	505,386
Ditech Financial LLC	US Bank - USA	5150	Custodial	379,907
Ditech Financial LLC	US Bank - USA	5950	Custodial	492,040
Ditech Financial LLC	US Bank - USA	7480	Custodial	872,385
Ditech Financial LLC	US Bank - USA	8610	Custodial	26,264
Ditech Financial LLC	US Bank - USA	8611	Custodial	—
Ditech Financial LLC	US Bank - USA	8612	Custodial	—
Ditech Financial LLC	US Bank - USA	9180	Custodial	442,034
Ditech Financial LLC	US Bank - USA	0290	Custodial	357,887
Ditech Financial LLC	US Bank - USA	2260	Custodial	288,737
Ditech Financial LLC	US Bank - USA	2820	Custodial	566,888

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	US Bank - USA	2824	Custodial	12,725
Ditech Financial LLC	US Bank - USA	2825	Custodial	—
Ditech Financial LLC	US Bank - USA	4160	Custodial	549,890
Ditech Financial LLC	US Bank - USA	5170	Custodial	62,398
Ditech Financial LLC	US Bank - USA	5480	Custodial	326,236
Ditech Financial LLC	US Bank - USA	7540	Custodial	199,472
Ditech Financial LLC	US Bank - USA	9040	Custodial	47,638
Ditech Financial LLC	US Bank - USA	9041	Custodial	—
Ditech Financial LLC	US Bank - USA	9042	Custodial	—
Ditech Financial LLC	US Bank - USA	9850	Custodial	239,665
Ditech Financial LLC	US Bank - USA	2200	Custodial	244,292
Ditech Financial LLC	US Bank - USA	2206	Custodial	—
Ditech Financial LLC	US Bank - USA	2207	Custodial	—
Ditech Financial LLC	US Bank - USA	3970	Custodial	256,018
Ditech Financial LLC	US Bank - USA	4390	Custodial	263,583
Ditech Financial LLC	US Bank - USA	5940	Custodial	196,094
Ditech Financial LLC	US Bank - USA	5942	Custodial	94
Ditech Financial LLC	US Bank - USA	5943	Custodial	5,904
Ditech Financial LLC	US Bank - USA	5944	Custodial	1,990
Ditech Financial LLC	US Bank - USA	5945	Custodial	—
Ditech Financial LLC	US Bank - USA	6000	Custodial	700,044
Ditech Financial LLC	US Bank - USA	6002	Custodial	2,107,863
Ditech Financial LLC	US Bank - USA	6004	Custodial	0
Ditech Financial LLC	US Bank - USA	8300	Custodial	394,509
Ditech Financial LLC	US Bank - USA	8305	Custodial	5,959
Ditech Financial LLC	US Bank - USA	9730	Custodial	178,152
Ditech Financial LLC	US Bank - USA	9731	Custodial	—
Ditech Financial LLC	US Bank - USA	9732	Custodial	—
Ditech Financial LLC	US Bank - USA	9733	Custodial	5,859
Ditech Financial LLC	US Bank - USA	9734	Custodial	—
Ditech Financial LLC	US Bank - USA	9735	Custodial	—
Ditech Financial LLC	US Bank - USA	1610	Custodial	415,938
Ditech Financial LLC	US Bank - USA	1611	Custodial	5,929
Ditech Financial LLC	US Bank - USA	1615	Custodial	—
Ditech Financial LLC	US Bank - USA	2070	Custodial	104,930
Ditech Financial LLC	US Bank - USA	2072	Custodial	—
Ditech Financial LLC	US Bank - USA	2073	Custodial	5,925
Ditech Financial LLC	US Bank - USA	1200	Custodial	322,183
Ditech Financial LLC	US Bank - USA	7900	Custodial	183,445
Ditech Financial LLC	US Bank - USA	7901	Custodial	—
Ditech Financial LLC	US Bank - USA	7902	Custodial	—
Ditech Financial LLC	US Bank - USA	7903	Custodial	5,907
Ditech Financial LLC	US Bank - USA	4100	Custodial	160,214
Ditech Financial LLC	US Bank - USA	6200	Custodial	—
Ditech Financial LLC	US Bank - USA	5125	Custodial	—
Ditech Financial LLC	US Bank - USA	5214	Custodial	—
Ditech Financial LLC	US Bank - USA	5124	Custodial	240,237
Ditech Financial LLC	US Bank - USA	4394	Custodial	—
Ditech Financial LLC	US Bank - USA	33-1	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	1200	Operating	4,560,819
Ditech Financial LLC	Wells Fargo Bank NA	1800	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0600	Custodial	—
Ditech Agency Advance Depositor LLC	Wells Fargo Bank NA	9824	Custodial	300,000
Ditech PLS Advance Depositor LLC	Wells Fargo Bank NA	9832	Custodial	150,000
Ditech Financial LLC	Wells Fargo Bank NA	4206	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4214	Custodial	2,236
Ditech Financial LLC	Wells Fargo Bank NA	1556	Custodial	288,585
Ditech Financial LLC	Wells Fargo Bank NA	3646	Custodial	200,000
Ditech Financial LLC	Wells Fargo Bank NA	0126	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0134	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4939	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	4947	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0530	Custodial	70,601
Ditech Financial LLC	Wells Fargo Bank NA	0548	Custodial	76,871
Ditech Financial LLC	Wells Fargo Bank NA	0555	Custodial	7,011
Ditech Financial LLC	Wells Fargo Bank NA	0563	Custodial	969
Ditech Financial LLC	Wells Fargo Bank NA	0571	Custodial	47,778
Ditech Financial LLC	Wells Fargo Bank NA	0589	Custodial	21,149
Ditech Financial LLC	Wells Fargo Bank NA	3813	Custodial	61,302,257
Ditech Financial LLC	Wells Fargo Bank NA	3821	Custodial	18,363,026
Ditech Financial LLC	Wells Fargo Bank NA	3839	Custodial	63,968,013
Ditech Financial LLC	Wells Fargo Bank NA	3847	Custodial	20,315,544
Ditech Financial LLC	Wells Fargo Bank NA	3854	Custodial	9,181,511
Ditech Financial LLC	Wells Fargo Bank NA	3862	Custodial	31,970,912
Ditech Financial LLC	Wells Fargo Bank NA	3870	Custodial	17,113,706
Ditech Financial LLC	Wells Fargo Bank NA	3888	Custodial	14,120,119
Ditech Financial LLC	Wells Fargo Bank NA	3896	Custodial	21,934,373
Ditech Financial LLC	Wells Fargo Bank NA	3904	Custodial	5,143,480
Ditech Financial LLC	Wells Fargo Bank NA	3912	Custodial	51,901,295
Ditech Financial LLC	Wells Fargo Bank NA	3920	Custodial	14,419,564
Ditech Financial LLC	Wells Fargo Bank NA	3938	Custodial	101,404,667

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Wells Fargo Bank NA	3946	Custodial	11,152,525
Ditech Financial LLC	Wells Fargo Bank NA	3953	Custodial	15,721,122
Ditech Financial LLC	Wells Fargo Bank NA	3961	Custodial	11,514,356
Ditech Financial LLC	Wells Fargo Bank NA	3979	Custodial	17,731,617
Ditech Financial LLC	Wells Fargo Bank NA	3987	Custodial	11,242,488
Ditech Financial LLC	Wells Fargo Bank NA	3995	Custodial	17,335,979
Ditech Financial LLC	Wells Fargo Bank NA	4019	Custodial	6,807,146
Ditech Financial LLC	Wells Fargo Bank NA	4027	Custodial	23,757,971
Ditech Financial LLC	Wells Fargo Bank NA	4035	Custodial	22,684,386
Ditech Financial LLC	Wells Fargo Bank NA	4043	Custodial	13,211,731
Ditech Financial LLC	Wells Fargo Bank NA	6067	Custodial	2,955,158
Ditech Financial LLC	Wells Fargo Bank NA	6091	Custodial	2,500
Ditech Financial LLC	Wells Fargo Bank NA	9181	Custodial	70,000,000
Ditech Financial LLC	Wells Fargo Bank NA	9199	Custodial	52,232,192
Ditech Financial LLC	Wells Fargo Bank NA	9207	Custodial	80,000,000
Ditech Financial LLC	Wells Fargo Bank NA	9215	Custodial	58,858,050
Ditech Financial LLC	Wells Fargo Bank NA	9223	Custodial	54,658,772
Ditech Financial LLC	Wells Fargo Bank NA	6800	Custodial	1,606,883
Ditech Financial LLC	Wells Fargo Bank NA	6801	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	0501	Custodial	348,928
Ditech Financial LLC	Wells Fargo Bank NA	0502	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3001	Custodial	261,979
Ditech Financial LLC	Wells Fargo Bank NA	3002	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8501	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	8502	Custodial	676,057
Ditech Financial LLC	Wells Fargo Bank NA	8600	Custodial	55
Ditech Financial LLC	Wells Fargo Bank NA	8601	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	8602	Custodial	686,272
Ditech Financial LLC	Wells Fargo Bank NA	8603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3600	Custodial	1,941,209
Ditech Financial LLC	Wells Fargo Bank NA	3601	Custodial	0
Ditech Financial LLC	Wells Fargo Bank NA	3602	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3604	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	3605	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2800	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2801	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2802	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2803	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2804	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2805	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2806	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2807	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2808	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2809	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2810	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2811	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2812	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	2813	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8900	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8901	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8902	Custodial	344,995
Ditech Financial LLC	Wells Fargo Bank NA	8903	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8904	Custodial	19,791
Ditech Financial LLC	Wells Fargo Bank NA	8905	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8906	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	8907	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9000	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9001	Custodial	2,742,213
Ditech Financial LLC	Wells Fargo Bank NA	9002	Custodial	577,419
Ditech Financial LLC	Wells Fargo Bank NA	9003	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9004	Custodial	31,523
Ditech Financial LLC	Wells Fargo Bank NA	9005	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9006	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	9007	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	5600	Custodial	38
Ditech Financial LLC	Wells Fargo Bank NA	5601	Custodial	1,000
Ditech Financial LLC	Wells Fargo Bank NA	5602	Custodial	1,046,322
Ditech Financial LLC	Wells Fargo Bank NA	5603	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	5604	Custodial	30,471
Ditech Financial LLC	Wells Fargo Bank NA	6600	Custodial	—
Ditech Financial LLC	Wells Fargo Bank NA	6601	Custodial	—
REO Management Solutions, LLC	Wells Fargo Bank NA	8784	Custodial	2,265,457
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3289 [2]	Custodial	-Closed-
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8459	Custodial	981,382
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3056	Custodial	193
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3064	Custodial	252,629
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8969	Custodial	1,827
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4816	Custodial	20
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7725	Custodial	268,350
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9581	Custodial	10

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9599	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9607	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8778	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4559 [2]	Custodial	-Closed-
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1750	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1768	Custodial	1,810,935
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1776 [2]	Custodial	-Closed-
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1792	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1826	Custodial	2,637,304
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2030	Custodial	347,788
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2990	Custodial	10,447,602
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0988	Custodial	36,392,256
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0996	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1175	Custodial	1,260,602
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6029	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9413	Custodial	5,473,836
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9421	Custodial	7,888,753
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8597	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8334	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3854	Custodial	28,427
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1348	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6439	Custodial	1,105,019
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6447	Custodial	105,450
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6454	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	6462	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2875	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9540	Custodial	365,509
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9557	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0250	Custodial	504,090
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0268	Custodial	552,526
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	9161	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	7366	Custodial	15,000,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2452	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2544	Custodial	100,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2551	Custodial	300,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2256	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2264	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	2272	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	5156	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4114	Custodial	806,493
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4622	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0813	Custodial	251
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0826	Custodial	726,533
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0842	Custodial	9
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0855	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0868	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0871	Custodial	10
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0884	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0978	Custodial	4,154,955
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	0981	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1003	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1016	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1029	Custodial	537,016
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1074	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	1184	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8399	Custodial	25,321,504
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8535	Custodial	3,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	8035	Custodial	506
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3701	Custodial	—
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	3265	Operating	3,000
Reverse Mortgage Solutions, Inc	Wells Fargo Bank NA	4350	Operating	46,312
Ditech Financial LLC	Citibank	7019	Custodial	—
Ditech Financial LLC	Citibank	7051	Custodial	—
Ditech Financial LLC	Citibank	0584	Custodial	—
Ditech Financial LLC	Citibank	0779	Custodial	—
Ditech Financial LLC	Citibank	0787	Custodial	—
Ditech Financial LLC	Citibank	0795	Custodial	330
Ditech Financial LLC	Citibank	0808	Custodial	—
Ditech Financial LLC	Citibank	0816	Custodial	469
Ditech Financial LLC	Citibank	0824	Custodial	1,079
Ditech Financial LLC	Citibank	0832	Custodial	33
Ditech Financial LLC	Citibank	0859	Custodial	829
Ditech Financial LLC	Citibank	0867	Custodial	—
Ditech Financial LLC	Citibank	0875	Custodial	1,789
Ditech Financial LLC	Citibank	0883	Custodial	—
Ditech Financial LLC	Citibank	0891	Custodial	—
Ditech Financial LLC	Citibank	0904	Custodial	1,374
Ditech Financial LLC	Citibank	0912	Custodial	—
Ditech Financial LLC	Citibank	0939	Custodial	—
Ditech Financial LLC	Citibank	0947	Custodial	—
Ditech Financial LLC	Citibank	0955	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	0963	Custodial	—
Ditech Financial LLC	Citibank	0971	Custodial	—
Ditech Financial LLC	Citibank	0998	Custodial	—
Ditech Financial LLC	Citibank	1018	Custodial	—
Ditech Financial LLC	Citibank	1026	Custodial	—
Ditech Financial LLC	Citibank	1034	Custodial	—
Ditech Financial LLC	Citibank	1042	Custodial	—
Ditech Financial LLC	Citibank	1069	Custodial	—
Ditech Financial LLC	Citibank	1077	Custodial	—
Ditech Financial LLC	Citibank	1085	Custodial	—
Ditech Financial LLC	Citibank	1093	Custodial	405,940
Ditech Financial LLC	Citibank	1106	Custodial	293,617
Ditech Financial LLC	Citibank	1114	Custodial	267,956
Ditech Financial LLC	Citibank	1122	Custodial	439,309
Ditech Financial LLC	Citibank	1149	Custodial	583,338
Ditech Financial LLC	Citibank	1157	Custodial	323,163
Ditech Financial LLC	Citibank	1165	Custodial	200,346
Ditech Financial LLC	Citibank	1173	Custodial	215,262
Ditech Financial LLC	Citibank	1181	Custodial	206,395
Ditech Financial LLC	Citibank	1202	Custodial	350,346
Ditech Financial LLC	Citibank	1229	Custodial	263,765
Ditech Financial LLC	Citibank	1237	Custodial	261,928
Ditech Financial LLC	Citibank	1245	Custodial	162,461
Ditech Financial LLC	Citibank	1253	Custodial	—
Ditech Financial LLC	Citibank	1261	Custodial	—
Ditech Financial LLC	Citibank	1288	Custodial	—
Ditech Financial LLC	Citibank	1296	Custodial	—
Ditech Financial LLC	Citibank	1309	Custodial	—
Ditech Financial LLC	Citibank	1317	Custodial	—
Ditech Financial LLC	Citibank	1325	Custodial	—
Ditech Financial LLC	Citibank	1333	Custodial	—
Ditech Financial LLC	Citibank	1341	Custodial	—
Ditech Financial LLC	Citibank	1368	Custodial	—
Ditech Financial LLC	Citibank	1376	Custodial	—
Ditech Financial LLC	Citibank	1384	Custodial	—
Ditech Financial LLC	Citibank	1392	Custodial	—
Ditech Financial LLC	Citibank	1405	Custodial	—
Ditech Financial LLC	Citibank	1413	Custodial	—
Ditech Financial LLC	Citibank	1421	Custodial	—
Ditech Financial LLC	Citibank	1448	Custodial	11,337
Ditech Financial LLC	Citibank	1456	Custodial	—
Ditech Financial LLC	Citibank	1464	Custodial	—
Ditech Financial LLC	Citibank	1472	Custodial	—
Ditech Financial LLC	Citibank	1499	Custodial	—
Ditech Financial LLC	Citibank	1501	Custodial	—
Ditech Financial LLC	Citibank	1528	Custodial	—
Ditech Financial LLC	Citibank	1536	Custodial	—
Ditech Financial LLC	Citibank	1544	Custodial	—
Ditech Financial LLC	Citibank	1552	Custodial	—
Ditech Financial LLC	Citibank	1579	Custodial	3,928
Ditech Financial LLC	Citibank	1587	Custodial	—
Ditech Financial LLC	Citibank	1595	Custodial	3,950
Ditech Financial LLC	Citibank	1608	Custodial	—
Ditech Financial LLC	Citibank	1616	Custodial	—
Ditech Financial LLC	Citibank	1624	Custodial	—
Ditech Financial LLC	Citibank	1632	Custodial	—
Ditech Financial LLC	Citibank	1659	Custodial	—
Ditech Financial LLC	Citibank	1667	Custodial	—
Ditech Financial LLC	Citibank	1675	Custodial	—
Ditech Financial LLC	Citibank	1683	Custodial	—
Ditech Financial LLC	Citibank	1691	Custodial	—
Ditech Financial LLC	Citibank	1704	Custodial	—
Ditech Financial LLC	Citibank	1712	Custodial	—
Ditech Financial LLC	Citibank	1739	Custodial	4,216
Ditech Financial LLC	Citibank	1747	Custodial	—
Ditech Financial LLC	Citibank	1755	Custodial	—
Ditech Financial LLC	Citibank	1763	Custodial	—
Ditech Financial LLC	Citibank	1771	Custodial	—
Ditech Financial LLC	Citibank	1798	Custodial	—
Ditech Financial LLC	Citibank	1819	Custodial	—
Ditech Financial LLC	Citibank	1827	Custodial	—
Ditech Financial LLC	Citibank	1835	Custodial	5,123
Ditech Financial LLC	Citibank	1843	Custodial	—
Ditech Financial LLC	Citibank	1851	Custodial	—
Ditech Financial LLC	Citibank	1878	Custodial	—
Ditech Financial LLC	Citibank	1886	Custodial	4,380
Ditech Financial LLC	Citibank	1894	Custodial	—
Ditech Financial LLC	Citibank	1907	Custodial	—
Ditech Financial LLC	Citibank	1915	Custodial	—
Ditech Financial LLC	Citibank	1923	Custodial	—
Ditech Financial LLC	Citibank	1931	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	1958	Custodial	—
Ditech Financial LLC	Citibank	2184	Custodial	—
Ditech Financial LLC	Citibank	2205	Custodial	—
Ditech Financial LLC	Citibank	2213	Custodial	—
Ditech Financial LLC	Citibank	2221	Custodial	—
Ditech Financial LLC	Citibank	2248	Custodial	—
Ditech Financial LLC	Citibank	2256	Custodial	—
Ditech Financial LLC	Citibank	2264	Custodial	—
Ditech Financial LLC	Citibank	2272	Custodial	—
Ditech Financial LLC	Citibank	2299	Custodial	—
Ditech Financial LLC	Citibank	2301	Custodial	—
Ditech Financial LLC	Citibank	2328	Custodial	—
Ditech Financial LLC	Citibank	2336	Custodial	—
Ditech Financial LLC	Citibank	2344	Custodial	—
Ditech Financial LLC	Citibank	2352	Custodial	—
Ditech Financial LLC	Citibank	2379	Custodial	—
Ditech Financial LLC	Citibank	2387	Custodial	—
Ditech Financial LLC	Citibank	2395	Custodial	—
Ditech Financial LLC	Citibank	2408	Custodial	—
Ditech Financial LLC	Citibank	2416	Custodial	—
Ditech Financial LLC	Citibank	2424	Custodial	—
Ditech Financial LLC	Citibank	2432	Custodial	—
Ditech Financial LLC	Citibank	2459	Custodial	—
Ditech Financial LLC	Citibank	2467	Custodial	—
Ditech Financial LLC	Citibank	2475	Custodial	—
Ditech Financial LLC	Citibank	2483	Custodial	—
Ditech Financial LLC	Citibank	2491	Custodial	—
Ditech Financial LLC	Citibank	2504	Custodial	—
Ditech Financial LLC	Citibank	2512	Custodial	—
Ditech Financial LLC	Citibank	2539	Custodial	—
Ditech Financial LLC	Citibank	2547	Custodial	—
Ditech Financial LLC	Citibank	2555	Custodial	—
Ditech Financial LLC	Citibank	2563	Custodial	—
Ditech Financial LLC	Citibank	2571	Custodial	—
Ditech Financial LLC	Citibank	2598	Custodial	—
Ditech Financial LLC	Citibank	2619	Custodial	—
Ditech Financial LLC	Citibank	2627	Custodial	—
Ditech Financial LLC	Citibank	2635	Custodial	—
Ditech Financial LLC	Citibank	2643	Custodial	—
Ditech Financial LLC	Citibank	2651	Custodial	—
Ditech Financial LLC	Citibank	2678	Custodial	—
Ditech Financial LLC	Citibank	2686	Custodial	—
Ditech Financial LLC	Citibank	2694	Custodial	—
Ditech Financial LLC	Citibank	2707	Custodial	—
Ditech Financial LLC	Citibank	2715	Custodial	—
Ditech Financial LLC	Citibank	2723	Custodial	—
Ditech Financial LLC	Citibank	2731	Custodial	—
Ditech Financial LLC	Citibank	2758	Custodial	—
Ditech Financial LLC	Citibank	2766	Custodial	—
Ditech Financial LLC	Citibank	2774	Custodial	—
Ditech Financial LLC	Citibank	2782	Custodial	—
Ditech Financial LLC	Citibank	2803	Custodial	—
Ditech Financial LLC	Citibank	2811	Custodial	—
Ditech Financial LLC	Citibank	2838	Custodial	134,824
Ditech Financial LLC	Citibank	2846	Custodial	197,651
Ditech Financial LLC	Citibank	2854	Custodial	126,551
Ditech Financial LLC	Citibank	2862	Custodial	137,036
Ditech Financial LLC	Citibank	2889	Custodial	101,933
Ditech Financial LLC	Citibank	2897	Custodial	329,405
Ditech Financial LLC	Citibank	2918	Custodial	276,445
Ditech Financial LLC	Citibank	2926	Custodial	474,607
Ditech Financial LLC	Citibank	2934	Custodial	272,719
Ditech Financial LLC	Citibank	2942	Custodial	338,070
Ditech Financial LLC	Citibank	2969	Custodial	331,454
Ditech Financial LLC	Citibank	2977	Custodial	344,597
Ditech Financial LLC	Citibank	2985	Custodial	654,503
Ditech Financial LLC	Citibank	2993	Custodial	—
Ditech Financial LLC	Citibank	3005	Custodial	—
Ditech Financial LLC	Citibank	3013	Custodial	—
Ditech Financial LLC	Citibank	3021	Custodial	—
Ditech Financial LLC	Citibank	3048	Custodial	—
Ditech Financial LLC	Citibank	3056	Custodial	—
Ditech Financial LLC	Citibank	3064	Custodial	—
Ditech Financial LLC	Citibank	3072	Custodial	—
Ditech Financial LLC	Citibank	3099	Custodial	—
Ditech Financial LLC	Citibank	3101	Custodial	—
Ditech Financial LLC	Citibank	3128	Custodial	—
Ditech Financial LLC	Citibank	3136	Custodial	—
Ditech Financial LLC	Citibank	3144	Custodial	—
Ditech Financial LLC	Citibank	3152	Custodial	—
Ditech Financial LLC	Citibank	3179	Custodial	—

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

BANK ACCOUNT BALANCES ($) [1]

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End
Ditech Financial LLC	Citibank	3187	Custodial	—
Ditech Financial LLC	Citibank	3195	Custodial	—
Ditech Financial LLC	Citibank	3208	Custodial	—
Ditech Financial LLC	Citibank	3216	Custodial	—
Ditech Financial LLC	Citibank	3224	Custodial	—
Ditech Financial LLC	Citibank	3232	Custodial	—
Ditech Financial LLC	Citibank	3259	Custodial	—
Ditech Financial LLC	Citibank	3267	Custodial	—
Ditech Financial LLC	Citibank	3275	Custodial	—
Ditech Financial LLC	Citibank	3283	Custodial	—
Ditech Financial LLC	Citibank	3291	Custodial	—
Ditech Financial LLC	Citibank	3304	Custodial	—
Ditech Financial LLC	Citibank	3312	Custodial	—
Ditech Financial LLC	Citibank	3339	Custodial	—
Ditech Financial LLC	Citibank	3347	Custodial	—
Ditech Financial LLC	Citibank	3355	Custodial	—
Ditech Financial LLC	Citibank	3363	Custodial	—
Ditech Financial LLC	Citibank	3371	Custodial	—
Ditech Financial LLC	Citibank	3398	Custodial	—
Ditech Financial LLC	Citibank	3419	Custodial	—
Ditech Financial LLC	Citibank	3427	Custodial	—
Ditech Financial LLC	Citibank	3443	Custodial	—
Ditech Financial LLC	Citibank	3451	Custodial	—
Ditech Financial LLC	Citibank	3478	Custodial	—
Ditech Financial LLC	Citibank	3486	Custodial	—
Ditech Financial LLC	Citibank	3494	Custodial	—
Ditech Financial LLC	Citibank	3507	Custodial	—
Ditech Financial LLC	Citibank	3515	Custodial	—
Ditech Financial LLC	Citibank	3523	Custodial	—
Ditech Financial LLC	Citibank	3531	Custodial	—
Ditech Financial LLC	Citibank	3558	Custodial	—
Ditech Financial LLC	Citibank	3566	Custodial	—
Ditech Financial LLC	Citibank	3574	Custodial	—
Ditech Financial LLC	Citibank	3582	Custodial	—
Ditech Financial LLC	Citibank	3603	Custodial	—
Ditech Financial LLC	Citibank	3611	Custodial	8,380
Ditech Financial LLC	Citibank	3638	Custodial	118,701
Ditech Financial LLC	Citibank	3646	Custodial	—
Ditech Financial LLC	Citibank	3654	Custodial	—
Ditech Financial LLC	Citibank	3662	Custodial	—
Ditech Financial LLC	Citibank	3689	Custodial	—
Ditech Financial LLC	Citibank	3697	Custodial	—
Ditech Financial LLC	Citibank	3718	Custodial	—
Ditech Financial LLC	Citibank	3726	Custodial	—
Ditech Financial LLC	Citibank	3734	Custodial	—
Ditech Financial LLC	Citibank	3742	Custodial	—
Ditech Financial LLC	Citibank	3769	Custodial	—
Ditech Financial LLC	Citibank	3777	Custodial	—
Ditech Financial LLC	Citibank	3785	Custodial	—
Ditech Financial LLC	Citibank	3793	Custodial	—
Ditech Financial LLC	Citibank	3806	Custodial	—
Ditech Financial LLC	Citibank	3814	Custodial	—
Ditech Financial LLC	Citibank	3822	Custodial	—
Ditech Financial LLC	Citibank	3849	Custodial	—
Ditech Financial LLC	Citibank	3857	Custodial	—
Ditech Financial LLC	Citibank	5705	Custodial	124,341
Ditech Financial LLC	Citibank	5713	Custodial	154
Ditech Financial LLC	Citibank	6409	Custodial	186,752
Ditech Financial LLC	Citibank	6417	Custodial	6
Ditech Financial LLC	Citibank	6425	Custodial	623,363
Ditech Financial LLC	Citibank	6433	Custodial	2,445
Ditech Financial LLC	Bank of America	2845	Custodial	—

Total				2,114,417,760

Footnotes

1)

Bank reconciliations for the sixteen (16) operating accounts included in “Cash and Cash Equivalents” are attached to this MOR. The Debtors affirm that reconciliations for custodial and other bank accounts that are on the balance sheet are prepared and maintained by the Debtors on a monthly basis. As the Debtors maintain 1,180 custodial accounts, attaching bank reconciliations would be administratively burdensome. The Debtors can provide reconciliations upon request.

MOR-1b

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 1, 2019 to February 28, 2019

CONSOLIDATED STATEMENT OF OPERATIONS ($000s) 1, 2

	Current Month	Cumulative Filing to Date
Servicing Revenue and Fees, Net	40,968.6	40,968.6
Gains on Loan Sales, Net	9,842.8	9,842.8
FV Gains on Reverse Loans, Net	9,797.8	9,797.8
Other Revenues	8,053.5	8,053.5

Revenues	68,662.7	68,662.7

Salaries and Benefits Expense	24,526.8	24,526.8
General and Administrative Expense	26,726.7	26,726.7
Interest Expense	10,235.4	10,235.4
Depreciation and Amortization	3,225.3	3,225.3
Reorganization Items, Net	108,687.0	108,687.0
Other Expenses, Net	53.6	53.6

Expenses	173,454.8	173,454.8

Other Fair Value Gains, Net	96.0	96.0
Debt Extinguishment Losses, Net	(828.6)	(828.6)

Other Losses, Net	(732.6)	(732.6)

Loss Before Taxes	(105,524.7)	(105,524.7)

Income Tax Expense	51.9	51.9
Income Tax Expense	51.9	51.9

Net Loss	(105,576.6)	(105,576.6)

Footnotes

1)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

2)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

MOR-2

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 1, 2019 to February 28, 2019

CONSOLIDATED BALANCE SHEET ($000s) 1

Book Value as of Month End
Assets
Cash and Cash Equivalents	219,129.5
Restricted Cash and Cash Equivalents	77,438.5
Res Loans at Amortized Cost, Net	498,323.6
Residential Loans at Fair Value	8,294,300.2
Receivables, Net	109,454.2
Servicer and Protective Advances, Net	398,451.8
Servicing Rights, Net	611,601.2
Intangible Assets, Net	13,856.9
Premises and Equipment, Net	97,952.1
Deferred Tax Asset, Net	28.5
Other Assets	141,422.9

Total Assets	10,461,959.4

Liabilities
Payables and Accrued Liabilities	880,921.7
Servicer Payables	102,333.2
Servicing Advance Liabilities	210,270.2
Warehouse Borrowings	1,163,690.7
Mortgage-Backed Debt, Net	90,342.9
HMBS Related Obligations at FV	6,918,399.4
Deferred Tax Liability, Net	1,901.1
Liabilities Subject to Compromise	1,264,564.4

Total Liabilities	10,632,423.6

Equity
Stockholders’ Equity	(170,464.2)
Total Equity	(170,464.2)

Total Liabilities and Equity	10,461,959.4

Footnotes

1)

The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

MOR-3

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

SCHEDULE OF POST PETITION TAXES

Office of the U. S. Trustee

Re: Monthly Operating Report Attestation Regarding Post Petition Taxes

The Debtor, Ditech Holding Corporation and its affiliate Debtors hereby submit this attestation regarding post petition taxes.

All post petition taxes, which are not subject to dispute or reconciliation, are current. There are no material disputes or reconciliations.

/s/ Gerald A. Lombardo
Signature

MOR-4

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEES ($)

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT [1]	AMOUNT APPROVED IN FEBRUARY 2019 [1]	AMOUNT PAID IN FEBRUARY 2019 [1]	TOTAL PAID THROUGH MONTH END SINCE FILING [1]	TOTAL INCURRED & UNPAID IN REPORTING PERIOD [2]
Epiq Corporate Restructuring LLC					512,655

TOTAL		—	—	—	512,655

Footnotes

1)	No invoices have been approved or paid to retained restructuring professionals from February 11, 2019 through February 28, 2019
2)	Other than Epiq Corporate Restructuring LLC, as of March 29, 2019 the Debtors’ retained restructuring professionals have not submitted invoices or fee applications for the reporting period

MOR-5

In re:	DITECH HOLDING CORPORATION, et al., Debtors	Case No.: 19-10412-JLG Reporting Period February 11, 2019 to February 28, 2019

DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Comments
Have any assets been sold or transferred outside the normal course of business this reporting period?		X

Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

Is the Debtor delinquent in paying any insurance premium payment?		X

Have any payments been made on pre-petition liabilities this reporting period?	X

Are any post petition receivables (accounts, notes or loans) due from related parties?	X

Are any post petition payroll taxes past due?		X

Are any post petition State or Federal income taxes past due?		X

Are any post petition real estate taxes past due?		X

Are any other post petition taxes past due?		X

Have any pre-petition taxes been paid during this reporting period?		X

Are any amounts owed to post petition creditors delinquent?	X		During the reporting period, the Debtors were current on postpetition payables, taking into consideration pending credits, adjustments, and disputes that arise in the ordinary course of business.

Are any wage payments past due?		X

Have any post petition loans been received by the Debtor from any party?		X

Is the Debtor delinquent in paying any U.S. Trustee fees?		X

Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Have the owners or shareholders received any compensation outside of the normal course of business?		X

MOR-6